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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 24, 2004

                          CHINA DIGITAL WIRELESS, INC.
             (Exact name of registrant as specified in its charter)


           Nevada                      000-12536                90-0093373
(State or other jurisdiction          (Commission            (I.R.S. Employer
      of incorporation)               File Number)        Identification Number)


           429 Guangdong Road
  Shanghai, People's Republic of China                            200001
(Address of principal executive offices)                        (Zip Code)

     Registrant's telephone number, including area code: (86-21) 6336-8686


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ITEM 7.01  REGULATION FD DISCLOSURE

On August 24, 2004, China Digital Wireless, Inc. (the "Company") announced via press release the Company's reported results of operations for the second quarter 2004 and six months ended June 30, 2004. A copy of the Company's press release is attached hereto as Exhibit 99.1. The attached exhibit is provided under Item 7.01 of Form 8-K and is furnished to, but not filed with, the Securities and Exchange Commission.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits. The following exhibit is filed with this report:

Exhibit
Number            Description of Exhibit
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 99.1             Press  Release  dated  August  24,  2004  reporting  operating results for second quarter 2004 and six months ended June 30, 2004.























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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on August 24, 2004 on its behalf by the undersigned, thereto duly authorized.

                                                    China Digital Wireless, Inc.


                                                    By:   /s/ Tai Caihua
                                                       -------------------------
                                                       Tai Caihua, President






















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                                INDEX OF EXHIBITS

Exhibit
Number            Description of Exhibit
-------           --------------------------------------------------------------

 99.1 Press Release dated August 24, 2004 reporting operating results for second quarter 2004 and six months ended June 30, 2004.